Income Taxes, Components of Income Tax Expense (Benefit) (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020		Dec. 31, 2019
Current:
U.S. Federal	$ 5,850	$ 2,231		$ 6,781
U.S. State and local	849	(310)		2,018
Non-U.S.	171	211		154
Total current	6,870	2,132		8,953
Deferred:
U.S. Federal	(1,446)	(2,440)		(2,331)
U.S. State and local	200	(789)		(852)
Non-U.S.	(46)	(60)		(9)
Total deferred	(1,292)	(3,289)		(3,192)
Income tax expense	$ 5,578	$ (1,157)	[1]	$ 5,761	[1]

[1]	In second quarter 2021, we elected to change our accounting method for low-income housing tax credit investments and elected to change the presentation of investment tax credits related to solar energy investments. Prior period balances have been revised to conform with the current period presentation. For additional information, see Note 1 (Summary of Significant Accounting Policies).